SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

EGA Emerging Global Shares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary proxy materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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Dear Shareholder:

We are writing to follow-up on proxy materials that were previously mailed to you regarding the Special Meeting of Shareholders for the EGA Emerging Global Shares Trust and to notify you that the Special Meeting has been adjourned to September 30, 2016.  Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may not think your vote is important, but your participation is critical to passing all proposals. By voting now, your prompt attention will also help eliminate additional mailings and calls to shareholders. Please vote today!

The Fund’s Board of Trustees recommends a vote “FOR” each of the proposals as detailed in your Notice of Meeting of Shareholders and Proxy Statement. A copy of the Notice/Proxy Statement is available by calling the toll free number shown below.

1-800-622-1569

PLEASE NOTE: You may not be aware that you are a shareholder in one of the EGA Emerging Global Shares Trust Funds, but our records show that you were as of June 20, 2016. Even if you no longer are a shareholder, your vote still counts.

Your vote is needed immediately! Please vote now to be sure your vote is received in time for the September 30, 2016 Special Meeting of Shareholders.

Voting takes only a few minutes.

Thank you for your participation in this important matter.

Your Fund has made it very easy for you to vote. Choose one of the following methods:

•    Speak to a live proxy specialist by calling 1-800-622-1569. We can answer your questions and record your vote. (Open: M-F 9am – 10pm, Sat 11am – 5pm ET)

•    Log on to the website noted on the enclosed proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.

•    Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

•    Mail in your signed card in the postage-paid envelope provided.

Please help with this important matter

August 26, 2016

Dear Shareholder:

The EGA Emerging Global Shares Trust shareholder meetings have been adjourned until September 30, 2016. Our records indicate that you have not yet voted your shares on important proposals affecting your fund.

The Emerging Global Advisors, LLC (“EGA”) are being acquired by Columbia Management Advisors, LLC. (“Columbia Threadneedle”). The funds need your vote to solidify the transaction. Your Fund and its investment objectives will not change as a result of the completion of the Transaction. Columbia Threadneedle will provide substantially the same services as provided by EGA under the Current Agreement at the same advisory fee rate schedule.

YOUR VOTE IS EXTREMLEY IMPORTANT - PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE

You most likely are not aware, but there are thousands of retail shareholders that have record date share positions in the remaining funds. Many shareholders believe their vote is insignificant and do not vote. Please understand that without your help, we will have a difficult time achieving the required vote. According to the SEC, one of your key rights as a shareholder is the right to vote the shares of the companies and funds in which you invest. Please take the opportunity to exercise your voting rights.

HOW TO VOTE

You can vote online, by telephone or by signing and returning the enclosed proxy card. In order to allow sufficient time to respond, we have adjourned the meeting until September 30, 2016. Please cast your vote now so that it is received in time. If you have any questions regarding the enclosed proxy card or need assistance voting, please contact us at 1-800-622-1569 for assistance. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time and Saturday between the hours of 11:00 a.m. and 5:00 p.m. Eastern Time.

We greatly appreciate and value your investment with EGA Emerging Global Shares Trust. Thank you in advance for your timely consideration of the matter.

Sincerely,

Robert C. Holderith

President and Chairman

EGShares Funds Adjournment Machine Script

Hello.

I am calling on behalf of EGA, which manages an Emerging Markets ETF, currently held in one of your investment accounts.

As a shareholder in the fund, you are being asked to consider and vote on important matters. The meeting of shareholders has once again been adjourned due to a lack of shareholder participation and is now scheduled to take place on September 30, 2016. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-622-1569 Monday through Friday between the hours of 9:00am and 11:00pm Eastern Time. This is not a sales call.

Your vote is very important. Thank you and have a Good Day.

EGShares Funds Adjournment Script (Adjournment)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME). May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the EGShares Emerging Markets ETFs held in one of your investment accounts.

The reason for my call is to inform you that the Meeting of Shareholders that was to take place on August 12th has once again been adjourned to September 30th due to a lack of shareholder participation. At this time we are offering shareholders the convenience of casting their proxy votes by phone.

Your Board of Trustees is unanimously recommending a vote “In Favor” of the proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional investment accounts that contain more EGShares ETFs before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on this confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 8-26-16